Exhibit 10.2

BGC HOLDINGS, L.P.

ELEVENTH AMENDMENT

TO AGREEMENT OF LIMITED PARTNERSHIP,

AS AMENDED AND RESTATED

This Eleventh Amendment (this “Eleventh Amendment”) to the Agreement of Limited Partnership of BGC Holdings, L.P. (the “Partnership”), as amended and restated as of March 31, 2008, and as further amended effective as of March 1, 2009, August 3, 2009, January 1, 2010, August 6, 2010, December 31, 2010, March 15, 2011, September 9, 2011, December 17, 2012, November 6, 2013 and May 9, 2014 (as amended, the “Agreement”), is executed as of November 4, 2015 and is effective as of October 1, 2015.

WITNESSETH:

WHEREAS, the General Partner and the sole Exchangeable Limited Partner wish to make certain modifications to the Agreement; and

WHEREAS, this Eleventh Amendment has been approved by each of the General Partner and the sole Exchangeable Limited Partner;

NOW, THEREFORE, the Agreement is hereby amended on the terms set forth in this Eleventh Amendment:

Section 1. Creation and Description of NREUs, NPREUs, NLPUs, NPLPUs, and NPPSUs

Pursuant to the authority conferred on the General Partner under the Agreement, including without limitation Sections 3.01, 4.02, and 13.01 thereof, there are hereby created new classes of Units in the Partnership designated as follows:

(i)	NREUs are considered Working Partner Units designated as NREUs;

(ii)	NPREUs are considered Working Partner Units designated as NPREUs;

(iii)	NLPUs are considered Working Partner Units designated as NLPUs and can only be awarded to members or holders of BGC Services (Holdings) LLP or such other equivalent partnerships or entities to which partnership or similar awards are made to financial services, real estate or other employees, brokers or consultants employed by BGC Partners, Inc. or its affiliates or their affiliates from time to time (collectively, the “UK Services Entities”);

(iv)	NPLPUs are considered Working Partner Units designated as NPLPUs, can only be awarded to members or holders of UK Services Entities; and

(v)	NPPSUs are considered Working Partner Units designated as NPPSUs;

The definition of “Working Partner Unit” is hereby amended and restated as follows:

“Working Partner Unit” means any Unit (including High Distribution Units, High Distribution II Units, High Distribution III Units, High Distribution IV Units, Grant Units, Matching Grant Units, Restricted Partnership Units, PSUs, PSIs, AREUs, ARPUs, APSUs, APSIs, PSEs, LPUs, PPSUs, PPSIs, PPSEs, PLPUs, APPSUs, APPSIs, APPSEs, PREUs, PRPUs, APREUs, APRPUs, NPSUs, NPPSUs, NREUs, NPREUs, NLPUs and NPLPUs) designated as a Working Partner Unit in accordance with the terms of this Agreement.

All references to “BGC Services (Holdings) LLP” in the Agreement or any amendments thereto shall be replaced with references to “UK Services Entities.”

NREUs shall be a separate class of units and otherwise identical in all respects to REUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) they shall not be eligible for the allocation of any items of income, gain, loss or deductions of the Partnership and Section 5.04 shall not apply to the NREUs; and (iv) Section 6.01 shall not apply to the NREUs. On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NREUs may be converted into REUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NREUs, such Units shall be treated for all purposes under this Agreement as REUs.

NPREUs shall be a separate class of units and otherwise identical in all respects to PREUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) they shall not be eligible for the allocation of any items of income, gain, loss or deductions of the Partnership and Section 5.04 shall not apply to the NPREUs; and (iv) Section 6.01 shall not apply to the NPREUs. On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NPREUs may be converted into PREUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPREUs, such Units shall be treated for all purposes under this Agreement as PREUs.

NLPUs shall be a separate class of units and otherwise identical in all respects to LPUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) they shall not be eligible for the allocation of any items of income, gain, loss or deductions of the Partnership and Section 5.04 shall not apply to the NLPUs; and (iv) Section 6.01 shall not apply to the NLPUs. On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NLPUs may be converted into LPUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NLPUs, such Units shall be treated for all purposes under this Agreement as LPUs.

NPLPUs shall be a separate class of units and otherwise identical in all respects to PLPUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) they shall not be eligible for the allocation of any items of income, gain, loss or deductions of the Partnership and Section 5.04 shall not apply to the NPLPUs; and (iv) Section 6.01 shall not apply to the NPLPUs. On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NPLPUs may be converted into PLPUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPLPUs, such Units shall be treated for all purposes under this Agreement as PLPUs.

NPPSUs shall be a separate class of units and otherwise identical in all respects to PPSUs for all purposes under this Agreement, except that: (i) they shall not be eligible to be designated as an Exchange Right Interest; (ii) they cannot be made exchangeable for, or exchanged into, Class A common stock of BGC Partners; (iii) they shall not be eligible for the allocation of any items of income, gain, loss or deductions of the Partnership and Section 5.04 shall not apply to the NPPSUs; and (iv) Section 6.01 shall not apply to the NPPSUs. On terms and conditions determined by the General Partner in its sole discretion or as otherwise set forth in the written documentation applicable to such units, NPPSUs may be converted into PPSUs, which conversion may be set forth in a written vesting schedule. Upon, and subsequent to, any such conversion of NPPSUs, such Units shall be treated for all purposes under this Agreement as PPSUs.

Section 2. Other Amendments

The General Partner shall have the authority, without the consent of the other Partners other than the Exchangeable Limited Partners (by affirmative vote of a Majority in Interest), to make such other amendments to the Agreement as are necessary or appropriate to give effect to the intent of this Eleventh Amendment, including, without limitation, to amend the Table of Contents or to reflect this Eleventh Amendment in an Amended and Restated Agreement of Limited Partnership (and to further amend and/or restate such Amended and Restated Agreement of Limited Partnership to reflect this Eleventh Amendment to the extent necessary or appropriate as determined by the General Partner).

Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

BGC GP, LLC

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and CEO

CANTOR FITZGERALD, L.P., as the sole Exchangeable Limited Partner

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and CEO

[Signature Page to the Eleventh Amendment, executed as of November 4, 2015 and effective as of October 1, 2015, to the Agreement of Limited Partnership of BGC Holdings, L.P., dated March 31, 2008, and as further amended]